               PROVIDENTMUTUAL LIFE AND ANNUITY COMPANY OF AMERICA
                PROVIDENTMUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT

                         SUPPLEMENT DATED APRIL 4, 2000
                                       TO
                          PROSPECTUS DATED MAY 1, 1999

This supplement describes certain changes to your variable annuity contract issued by Providentmutual Life and Annuity Company of America.


CHANGE IN SUB-ADVISER

On or about April 3, 2000, Sanford C. Bernstein & Company, Inc. ("Bernstein") replaced Harris Associates, Inc. as a sub-adviser to the All Pro Large Cap Value Portfolio. From its investment advisory fees, PIMC pays Bernstein a monthly fee based on the average daily net assets of the Portfolio managed by Bernstein at the following annual rates:

           Annual Rate                    Average Daily Net Assets
           -----------                    ------------------------
             0.60%......................  of the first $10,000,000
             0.50%......................  of the next $15,000,000
             0.40%......................  of the next $25,000,000
             0.30%......................  of the next $50,000,000
             0.25%......................  of the next $50,000,000
             0.225%.....................  of the next $50,000,000
             0.20%......................  of the next $50,000,000
             0.175%.....................  of the next $50,000,000
             0.15%......................  of amounts in excess of $300,000,000


  This supplement should be retained with the prospectus for future reference.